SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report:  October 7, 1998
(Date of earliest event reported)


                    CAPCO America Securitization Corporation
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             (Exact name of registrant as specified in its charter)


     Delaware                      333-22133                13-3672336
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     (State or Other               (Commission              (I.R.S. Employer
     Jurisdiction of               File Number)             Identification No.)
     Incorporation)


        Two World Financial Center, Building B, New York, New York 10281
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                      Address of Principal Executive Office


       Registrant's telephone number, including area code: (212) 667-9300


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Item 5.   Other Events.


Recent Developments

Current market uncertainty and volatility have had, and may continue to have significant adverse impact on the financial condition of the Capital Company of America LLC and Nomura Holding America Inc.

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                        CAPCO AMERICA SECURITIZATION
                                        CORPORATION


                                        By:  /s/  Marlyn A. Marincas
                                           --------------------------
                                           Name:  Marlyn A. Marincas
                                           Title: Director

Date:  October 16, 1998